UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 8, 2017

Six Flags Entertainment Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2017, Six Flags Entertainment Corporation (the “Company”) announced that Nancy A. Krejsa has been elected to the Board of Directors (the "Board") effective March 1, 2017 following Ms. Krejsa's retirement as Senior Vice President, Investor Relations, of the Company. Ms. Krejsa will participate in the Company’s non-employee director compensation program for her service on the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 10, 2017, the Company entered into an amendment (the "Amendment") to the employment agreement of James Reid-Anderson, Executive Chairman of the Company. The Amendment provides that Mr. Reid-Anderson will receive a base salary of $1,000,000 during the second year of the term of his employment and that Mr. Reid-Anderson's bonus for the 2017 performance year will be paid in shares of the Company’s common stock. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the text of the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Walter S. Hawrylak, Senior Vice President, Administration, informed the Company of his intention to retire from the Company effective February 28, 2017.

Item 8.01	Other Events.

On February 9, 2017, the Company announced that the Board declared a quarterly cash dividend of $0.64 per share of common stock. The dividend will be payable March 13, 2017 to shareholders of record as of March 1, 2017. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)             Exhibits

10.1	Amendment No. 1 to Employment Agreement, dated February 10, 2017, by and between James Reid-Anderson and Six Flags Entertainment Corporation

99.1        Press Release Announcing New Director, dated February 8, 2017

99.2        Press Release Announcing Quarterly Cash Dividend, dated February 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
		Name:	Lance C. Balk
		Title:	Executive Vice President and General Counsel

Date: February 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Employment Agreement, dated February 10, 2017, by and between James Reid-Anderson and Six Flags Entertainment Corporation
99.1	Press Release Announcing New Director, dated February 8, 2017
99.2	Press Release Announcing Quarterly Cash Dividend, dated February 9, 2017

4